                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
Americana Publishing, Inc.

I hereby  consent to the  incorporation  by  reference in the  previously  filed
Registration  Statements  of Americana  Publishing,  Inc. on Form S-8 (File Nos.
333-48408,  333-105369)  of our report,  dated March 21, 2003  appearing in this
Annual  Report on Form 10-KSB of Americana  Publishing,  Inc. for the year ended
December 31, 2002.

                                                      Philip H. Salchli, C.P.A.

Houston, Texas
October 23, 2003